UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569
                                  -----------

                            FRANKLIN UNIVERSAL TRUST
                        ---------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 650/312-2000
                                                           --------------
Date of fiscal year end: 8/31
                        -------

Date of reporting period:  2/28/09
                          ----------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2009

SEMIANNUAL REPORT

                                   (GRAPHIC)

                                                                    FIXED INCOME

                            FRANKLIN UNIVERSAL TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                         Franklin Templeton Investments

                         GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Universal Trust .................................................     1
Performance Summary ......................................................     6
Important Notice to Shareholders .........................................     7
Dividend Reinvestment and Cash Purchase Plan .............................     8
Financial Highlights and Statement of Investments ........................    11
Financial Statements .....................................................    18
Notes to Financial Statements ............................................    22
Shareholder Information ..................................................    31

Semiannual Report

Franklin Universal Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN

Based on Total Investments* 2/28/09

Corporate Bonds                          71.8%
Utilities Common Stocks                  23.4%
Natural Resources Common Stocks           1.4%
Foreign Government & Agency Securities    0.1%
Miscellaneous Preferred Stocks            0.1%
Miscellaneous Common Stocks               0.0%**
Cash & Other Net Assets                   3.2%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**   Rounds to less than 0.1% of total investments.

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 28, 2009.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's cumulative total returns were -33.83% based on net asset value and -32.49% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index had a -21.71% total return, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, had a -31.32% total return for the six months ended February 28, 2009.(1)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                             Semiannual Report | 1

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the U.S. recession deepened. Consumer spending receded and the Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the unemployment rate spiked and stock markets posted steep declines. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue chip banks and financial institutions roiled equity markets. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years and home prices fell at an accelerating rate. Layoffs and furloughs mounted across many industries, and the unemployment rate rose from 6.2% to 8.1% during the six months under review.(2) Economic growth, as measured by gross domestic product (GDP), contracted in the third and fourth quarters of 2008 at annualized rates of 0.5% and 6.3%, reflecting a broad-based slowdown in consumer spending, corporate profits and export growth.

Oil prices came under pressure and retreated dramatically from $116 per barrel at the beginning of the period to $45 per barrel by period-end, mostly due to weak demand and lowered growth forecasts globally. Many other commodities, including agricultural products, and many precious and industrial metals, also trended lower. Partially as a result of the steep price corrections, inflation increased only slightly, and February's inflation rate was an annualized +0.2%.(2) Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.2 The core personal consumption expenditures price index reported a 12-month increase of 1.8%.(3)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact a host of wide-ranging stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                             2 | Semiannual Report

Stock markets fluctuated wildly, Treasury prices soared throughout much of the period, and yields across the maturity spectrum fell through January 2009 before recovering somewhat in February. Investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London Interbank Offered Rate), the rate banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield curve steepened and the spread between the two-year and the 10-year Treasury yields increased to 202 basis points (100 basis points equal one percentage point) at the end of February from 147 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 2.36% to 1.00% over the six-month period, while the 10-year Treasury note yield declined from 3.83% to 3.02% and the 30-year Treasury bond from 4.42% to 3.71%.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

At the beginning of this semiannual period, the financial crisis escalated as the government seized control of Fannie Mae and Freddie Mac in early September. Shortly thereafter, Lehman Brothers defaulted, and the government began a series of liquidity injection "bailouts" for insurance giant American International Group (AIG). As the economy continued to deteriorate and the financial landscape entered a new period where government policy risk was at least as substantial as fundamental economic risk, the Trust's primary asset classes --high yield corporate bonds and utility stocks-- were negatively impacted and had double-digit declines for the reporting period. With the economy weakening rapidly, and with beleaguered credit markets shut to even higher-quality issuers for much of the period, defaults rose and more defaults were expected as 2009 progresses. Yield spreads on high yield bonds began the period roughly eight percentage points above Treasury securities, but rapidly soared to more than 18 percentage points before settling down somewhat to end the period at 15 percentage points. Utility stocks fared poorly but proved to be defensive on a

TOP 10 HOLDINGS

Based on Total Investments*
2/28/09 vs. 8/31/08

ISSUER                                 2/28/09
------                                 -------
FPL Group Inc.                           2.2%
Entergy Corp.                            2.2%
Exelon Corp.                             2.2%
Dominion Resources Inc.                  2.0%
Ford Motor Credit Co. LLC                1.9%
HCA Inc.                                 1.7%
Wind Acquisition Finance SA (Italy)      1.7%
The Southern Co.                         1.6%
CenterPoint Energy Inc.                  1.5%
NRG Energy Inc.                          1.5%

                                       8/31/08
                                       -------
Exelon Corp.                             3.2%
The Southern Co.                         2.4%
Entergy Corp.                            2.2%
FPL Group Inc.                           2.1%
FirstEnergy Corp.                        2.1%
Dominion Resources Inc.                  1.8%
Public Service Enterprise Group Inc.     1.5%
Constellation Energy Group               1.5%
CenterPoint Energy Inc.                  1.5%
Ford Motor Credit Co. LLC                1.3%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.


                             Semiannual Report | 3
relative basis, declining less than the S&P 500 Index's -41.82% total return.(4) In addition to general investor aversion to equities of all kinds, a few utilities cut their dividends, which added further pressure on the sector.

HIGH YIELD CORPORATE BONDS

The Fund's high yield bond component was impeded by overweighted positions in broadcasting- and chemicals-related companies.(5) Both areas were hit hard by the rapidly deteriorating economy. Broadcasting suffered from a severely weakened advertising environment, as many companies pared back their ad campaigns given the broad economic downturn. In particular, television advertising was hurt by its high exposure to beleaguered auto manufacturers and dealers, while radio continued to lose advertising share to other media. Chemicals producers suffered from inventory de-stocking that exacerbated the effects of weak demand. As prices for key chemicals' raw materials such as oil and natural gas plummeted in value during the period, customers delayed orders on the expectation that chemical prices would follow suit, leading to reduced volumes. Given the high fixed costs involved in chemical production, the volume declines resulted in sharply lower profitability for many firms. In addition, several highly leveraged chemical companies such as LyondellBasell and Tronox filed for Chapter 11 bankruptcy protection, further souring investor sentiment toward the sector. The Fund was not directly impacted by LyondellBasell or Tronox, as we held no exposure to either company during the reporting period.

On the other hand, the Fund benefited from its overweighted positions in the health care equipment and services and pay television industries relative to the CS High Yield Index.(6) Health care lived up to its reputation as a non-cyclical or defensive sector, as much of its underlying demand is not tied to the economy. Many such companies were able to improve sales, profits and cash flow despite the recession. Likewise, the pay television industry exhibited defensive characteristics as subscription-based businesses typically are more exposed to competitive forces than economic pressures. People are going to watch TV no matter the economic environment and are thus generally inclined to maintain subscriptions -- the key source of these companies' revenue.

(4.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(5.) The Fund's broadcasting holdings are in the media industry, and chemicals holdings are in the materials industry, in the SOI.

(6.) The Fund's pay television holdings are in the media industry in the SOI.


                             4 | Semiannual Report

UTILITY STOCKS

We reduced the Fund's utility exposure as utility stocks generally declined more than high yield corporate bonds during the six-month period. Several companies within the utilities sector implemented dividend cuts, as those with large capital expenditure requirements opted to conserve cash in light of an extremely difficult financing and credit environment. During 2007, dividend payout ratios from the utilities sector fell to their lowest level in 15 years, and the industry responded with positive dividend growth in 2008. According to our analysis, we believe most utilities should be able to withstand the weak economy for some time without resorting to dividend cuts. Our longer-term outlook for the industry remains favorable, and most companies in the industry possess strong balance sheets. The Fund's utilities holdings tend to be from regulated, dividend-paying companies, and therefore can benefit from utility investments' defensive appeal during periods of market turbulence.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA
Senior Portfolio Manager


(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles
Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 5

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FT                                CHANGE   2/28/09   8/31/08
----------                                ------   -------   -------
Net Asset Value (NAV)                     -$2.58    $4.38     $6.96
Market Price (NYSE)                       -$2.24    $3.91     $6.15
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.228

PERFORMANCE

                                     6-MONTH             1-YEAR   5-YEAR   10-YEAR
                                     -------            -------   ------   -------
Cumulative Total Return(1)
Based on change in NAV(2)            -33.83%            -33.43%   -6.62%    +9.23%
Based on change in market price(3)   -32.49%            -34.29%   -4.26%    +4.25%
Average Annual Total Return(1)
Based on change in NAV(2)            -33.83%            -33.43%   -1.36%    +0.89%
Based on change in market price(3)   -32.49%            -34.29%   -0.87%    +0.42%
   Distribution Rate(4)                        11.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

(4.) Distribution rate is based on an annualization of the Fund's 3.8 cent per share February dividend and the NYSE closing price of $3.91 on 2/28/09.


                             6 | Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.


                             Semiannual Report | 7

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PNC Global Investment Services (Plan Agent), P.O. Box 6006, Carol Stream, IL 60197-6006, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Global Investment Services and sent to PNC Global Investment Services, Attn: Franklin Universal Trust, P.O. Box 6006, Carol Stream, IL 60197-6006.


                             8 | Semiannual Report

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by


                             Semiannual Report | 9
the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                             10 | Semiannual Report

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 2009   -----------------------------------------------------
                                                        (UNAUDITED)        2008        2007       2006       2005       2004
                                                     -----------------   --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $   6.96        $   7.41    $   7.09   $   7.12   $   6.48   $   5.67
                                                         --------        --------    --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) ......................           0.16            0.49        0.47       0.45       0.45       0.43
   Net realized and unrealized gains (losses) ....          (2.51)          (0.49)       0.29      (0.05)      0.59       0.74
                                                         --------        --------    --------   --------   --------   --------
Total from investment operations .................          (2.35)             --        0.76       0.40       1.04       1.17
                                                         --------        --------    --------   --------   --------   --------
Less distributions from net investment income ....          (0.23)          (0.46)      (0.46)     (0.44)     (0.40)     (0.36)
                                                         --------        --------    --------   --------   --------   --------
Repurchase of shares .............................             --            0.01        0.02       0.01         --         --
                                                         --------        --------    --------   --------   --------   --------
Net asset value, end of period ...................       $   4.38        $   6.96    $   7.41   $   7.09   $   7.12   $   6.48
                                                         --------        --------    --------   --------   --------   --------
Market value, end of period(b) ...................       $   3.91        $   6.15    $   6.68   $   6.52   $   6.22   $   5.65
                                                         --------        --------    --------   --------   --------   --------
Total return (based on market value
   per share)(c) .................................         (32.49)%         (1.35)%      9.38%     12.48%     17.49%     15.79%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) ......................................           5.14%(f)        2.50%       2.24%      2.27%      2.32%      2.47%
Net investment income ............................           6.48%           6.51%       6.15%      6.47%      6.49%      6.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $110,148        $174,843    $190,968   $194,724   $198,861   $180,850
Portfolio turnover rate ..........................           9.14%          18.52%      29.30%     32.95%     34.60%     46.35%
Total debt outstanding at end of period (000's) ..       $ 42,000        $ 65,000    $ 55,000   $ 55,000   $ 55,000   $ 55,000
Asset coverage per $1,000 of debt ................       $  3,623        $  3,690    $  4,472   $  4,540   $  4,616   $  4,288
Average amount of senior fixed rate Notes per
   share during the period .......................       $   1.93        $   2.18    $   2.06   $   1.97   $   1.97   $   1.97

(a)  Based on average daily shares outstanding.

(b) Based on the last sale on the NYSE Euronext (formerly the New York Stock Exchange).

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Total expense ratio excluding Note prepayment fees and issuance costs is 3.66%. See Note 3.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Franklin Universal Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                                         COUNTRY         SHARES          VALUE
                                                                                     --------------  --------------  ------------
      COMMON STOCKS 34.3%
      AUTOMOBILES & COMPONENTS 0.0%(a)
  (b) Harvard Industries Inc. ....................................................   United States      109,618      $      1,096
                                                                                                                     ------------
      COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(b,c) VS Holdings Inc. ...........................................................   United States      181,875                --
                                                                                                                     ------------
      ENERGY 1.1%
      Spectra Energy Corp. .......................................................   United States       92,350         1,200,550
                                                                                                                     ------------
      MATERIALS 0.8%
      AngloGold Ashanti Ltd., ADR ................................................   South Africa        30,446           908,204
                                                                                                                     ------------
      UTILITIES 32.4%
      Alliant Energy Corp. .......................................................   United States       55,000         1,272,150
      Ameren Corp. ...............................................................   United States       60,000         1,426,800
      American Electric Power Co. Inc. ...........................................   United States       50,000         1,402,500
      Atmos Energy Corp. .........................................................   United States       45,000           982,350
      CenterPoint Energy Inc. ....................................................   United States      226,600         2,338,512
      Constellation Energy Group .................................................   United States       20,000           395,200
      Dominion Resources Inc. ....................................................   United States      100,000         3,018,000
      Duke Energy Corp. ..........................................................   United States      124,700         1,679,709
      Edison International .......................................................   United States       63,000         1,714,860
      Entergy Corp. ..............................................................   United States       50,000         3,369,500
      Exelon Corp. ...............................................................   United States       70,000         3,305,400
      FirstEnergy Corp. ..........................................................   United States       50,000         2,128,000
      FPL Group Inc. .............................................................   United States       75,000         3,399,750
      Pinnacle West Capital Corp. ................................................   United States       60,000         1,575,600
      Progress Energy Inc. .......................................................   United States       40,000         1,416,800
      Public Service Enterprise Group Inc. .......................................   United States       50,000         1,364,500
      Sempra Energy ..............................................................   United States       48,500         2,016,145
      The Southern Co. ...........................................................   United States       80,000         2,424,800
      Westar Energy Inc. .........................................................   United States       27,300           461,370
                                                                                                                     ------------
                                                                                                                       35,691,946
                                                                                                                     ------------
      TOTAL COMMON STOCKS (COST $37,867,625)......................................                                     37,801,796
                                                                                                                     ------------
      PREFERRED STOCKS (COST $214,420) 0.1%
      DIVERSIFIED FINANCIALS 0.1%
  (d) Preferred Blocker Inc., 9.00%, pfd., 144A...................................   United States          604           103,171
                                                                                                                     ------------

                                                                                                        PRINCIPAL
                                                                                                        AMOUNT(e)
                                                                                                     --------------
      CORPORATE BONDS 99.2%
      AUTOMOBILES & COMPONENTS 3.1%
      Ford Motor Credit Co. LLC,
         7.80%, 6/01/12...........................................................   United States    2,000,000         1,085,224
         senior note, 9.875%, 8/10/11.............................................   United States    3,000,000         1,745,298
  (d) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17......................   United States    2,000,000           570,000
                                                                                                                     ------------
                                                                                                                        3,400,522
                                                                                                                     ------------
      CAPITAL GOODS 5.0%
  (d) Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15..............   United States    2,000,000           980,000
      L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15................   United States    1,700,000         1,615,000


                             12 | Semiannual Report

Franklin Universal Trust

                                                                                                        PRINCIPAL
                                                                                         COUNTRY        AMOUNT(e)        VALUE
                                                                                     --------------  --------------  ------------
      CORPORATE BONDS (CONTINUED)
      CAPITAL GOODS (CONTINUED)
      RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14.....................   United States    2,000,000      $  1,700,000
      RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14.....................   United States    2,200,000         1,188,000
                                                                                                                     ------------
                                                                                                                        5,483,000
                                                                                                                     ------------
      COMMERCIAL & PROFESSIONAL SERVICES 3.1%
      ARAMARK Corp., senior note, 8.50%, 2/01/15..................................   United States    1,400,000         1,281,000
      Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18........................   United States    1,300,000         1,300,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12..................   United States    1,000,000           840,000
                                                                                                                     ------------
                                                                                                                        3,421,000
                                                                                                                     ------------
      CONSUMER DURABLES & APPAREL 4.9%
      Jarden Corp., senior sub. note, 7.50%, 5/01/17..............................   United States    2,000,000         1,570,000
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12........................   United States    1,400,000         1,312,500
      KB Home, senior note,
         6.25%, 6/15/15...........................................................   United States    1,200,000           924,000
         7.25%, 6/15/18...........................................................   United States      800,000           612,000
      Visant Holding Corp., senior note, 8.75%, 12/01/13..........................   United States    1,100,000         1,017,500
                                                                                                                     ------------
                                                                                                                        5,436,000
                                                                                                                     ------------
      CONSUMER SERVICES 4.6%
(c,f) Atherton Franchise Capital, 13.073%, 12/01/08...............................   United States      721,603             7,216
  (d) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15..............................   United States    1,600,000           112,000
      Host Hotels & Resorts LP, senior note, M, 7.00%, 8/15/12....................   United States    1,000,000           835,000
      MGM MIRAGE, senior note,
         6.875%, 4/01/16..........................................................   United States    2,000,000           900,000
         7.50%, 6/01/16...........................................................   United States    1,200,000           489,000
      Pinnacle Entertainment Inc., senior sub. note, 8.25%, 3/15/12...............   United States    1,000,000           895,000
      Royal Caribbean Cruises Ltd., senior note,
         8.00%, 5/15/10...........................................................   United States    1,200,000           978,000
         6.875%, 12/01/13.........................................................   United States      800,000           436,000
(f,g) Station Casinos Inc.,
         senior note, 7.75%, 8/15/16..............................................   United States    1,100,000           335,500
         senior sub. note, 6.50%, 2/01/14.........................................   United States      100,000             3,500
         senior sub. note, 6.875%, 3/01/16........................................   United States    1,200,000            42,000
                                                                                                                     ------------
                                                                                                                        5,033,216
                                                                                                                     ------------
      DIVERSIFIED FINANCIALS 1.5%
  (d) GMAC LLC, senior note, 144A, 6.875%, 8/28/12................................   United States    2,849,000         1,642,220
                                                                                                                     ------------
      ENERGY 16.4%
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18........................   United States    2,500,000         1,956,250
      Compagnie Generale de Geophysique-Veritas, senior note,
         7.50%, 5/15/15...........................................................       France         400,000           315,000
         7.75%, 5/15/17...........................................................       France         600,000           468,000
      Copano Energy LLC, senior note,
         8.125%, 3/01/16..........................................................   United States    1,500,000         1,278,750
  (d)    144A, 7.75%, 6/01/18.....................................................   United States      500,000           392,500
      El Paso Corp., senior note, 12.00%, 12/12/13................................   United States    1,200,000         1,284,000
      Mariner Energy Inc., senior note, 7.50%, 4/15/13............................   United States    2,500,000         1,900,000


                             Semiannual Report | 13

Franklin Universal Trust

                                                                                                        PRINCIPAL
                                                                                         COUNTRY        AMOUNT(e)        VALUE
                                                                                     --------------  --------------  ------------
      CORPORATE BONDS (CONTINUED)
      ENERGY (CONTINUED)
      MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14..................   United States    2,000,000      $  1,415,000
  (d) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14...................    Switzerland     2,000,000         1,560,000
      Plains Exploration & Production Co., senior note, 7.625%, 6/01/18...........   United States    1,900,000         1,662,500
      Quicksilver Resources Inc., senior note, 8.25%, 8/01/15.....................   United States    2,000,000         1,640,000
  (d) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18....................   United States    1,900,000         1,491,500
      Tesoro Corp., senior note, 6.50%, 6/01/17...................................   United States    2,500,000         1,937,500
      The Williams Cos. Inc., senior note, 8.75%, 3/15/32.........................   United States      800,000           749,770
                                                                                                                     ------------
                                                                                                                       18,050,770
                                                                                                                     ------------
      FOOD, BEVERAGE & TOBACCO 3.4%
      Altria Group Inc., senior bond, 9.25%, 8/06/19..............................   United States      800,000           817,300
      Dean Foods Inc., senior note, 7.00%, 6/01/16................................   United States    1,400,000         1,337,000
      Smithfield Foods Inc., senior note, 7.75%,
         5/15/13..................................................................   United States      700,000           455,000
         7/01/17..................................................................   United States    1,000,000           605,000
(d,h) Tyson Foods Inc., senior note, 144A, 10.50%, 3/01/14........................   United States      500,000           473,750
                                                                                                                     ------------
                                                                                                                        3,688,050
                                                                                                                     ------------
      HEALTH CARE EQUIPMENT & SERVICES 10.4%
      FMC Finance III SA, senior note, 6.875%, 7/15/17............................      Germany       2,000,000         1,975,000
  (d) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15..................      Germany         700,000           735,000
      HCA Inc.,
         senior note, 6.50%, 2/15/16..............................................   United States    2,500,000         1,687,500
  (i)    senior secured note, PIK, 9.625%, 11/15/16...............................   United States    1,000,000           837,500
      Tenet Healthcare Corp., senior note, 7.375%, 2/01/13........................   United States    2,500,000         2,125,000
(i,j) U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%, 3/15/12.........   United States    2,149,000         1,316,262
  (i) United Surgical Partners International Inc., senior sub. note, PIK, 9.25%,
         5/01/17..................................................................   United States    2,000,000         1,370,000
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14.......   United States    1,500,000         1,380,000
                                                                                                                     ------------
                                                                                                                       11,426,262
                                                                                                                     ------------
      MATERIALS 9.3%
      Crown Americas Inc., senior note, 7.75%, 11/15/15...........................   United States    2,000,000         2,025,000
      Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17...........   United States    1,700,000         1,468,285
      Huntsman International LLC, senior sub. note, 7.875%, 11/15/14..............   United States    2,000,000           960,000
  (d) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16.........   United Kingdom   3,500,000           227,500
  (d) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17......................   United States    1,800,000           720,000
      Nalco Co., senior sub. note, 8.875%, 11/15/13...............................   United States    2,000,000         1,945,000
      NewPage Corp., senior secured note, 10.00%, 5/01/12.........................   United States    2,000,000           615,000
      Novelis Inc., senior note, 7.25%, 2/15/15...................................       Canada       1,700,000           539,750
      Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14...........   United States    1,500,000         1,455,000
      Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15.................      Ireland         500,000           293,750
                                                                                                                     ------------
                                                                                                                       10,249,285
                                                                                                                     ------------
      MEDIA 11.5%
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12........................       Canada       2,000,000           300,000
  (g) CCH I LLC, senior secured note, 11.00%, 10/01/15............................   United States      800,000            35,578
  (g) CCH II LLC, senior note, 10.25%, 9/15/10....................................   United States    3,000,000         2,289,063


                             14 | Semiannual Report

Franklin Universal Trust

                                                                                                        PRINCIPAL
                                                                                         COUNTRY        AMOUNT(e)        VALUE
                                                                                     --------------  --------------  ------------
      CORPORATE BONDS (CONTINUED)
      MEDIA (CONTINUED)
      CSC Holdings Inc., senior note,
         6.75%, 4/15/12...........................................................   United States      800,000      $    772,000
  (d)    144A, 8.50%, 4/15/14.....................................................   United States      300,000           289,500
      Dex Media Inc.,
         senior disc. note, 9.00%, 11/15/13.......................................   United States      200,000            14,000
         senior note, B, 8.00%, 11/15/13..........................................   United States      400,000            28,000
      Dex Media West Finance, senior sub. note, 9.875%, 8/15/13...................   United States    2,342,000           380,575
      DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16..........................   United States    2,000,000         1,930,000
      EchoStar DBS Corp., senior note, 7.125%, 2/01/16............................   United States    2,000,000         1,815,000
      Idearc Inc., senior note, 8.00%, 11/15/16...................................   United States    2,500,000            50,000
      Lamar Media Corp., senior sub. note, B, 6.625%, 8/15/15.....................   United States    2,500,000         1,575,000
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13......................   United States    1,500,000           787,500
      Quebecor Media Inc., senior note, 7.75%, 3/15/16............................      Canada        2,200,000         1,804,000
      R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16.....................   United States      100,000             5,250
      Radio One Inc., senior sub. note, 6.375%, 2/15/13...........................   United States    1,700,000           418,625
(d,i) Univision Communications Inc., senior note, 144A, PIK, 9.75%,
         3/15/15..................................................................   United States    2,500,000           200,000
                                                                                                                     ------------
                                                                                                                       12,694,091
                                                                                                                     ------------
      RETAILING 0.8%
      Michaels Stores Inc., senior note, 10.00%, 11/01/14.........................   United States    2,500,000           865,625
                                                                                                                     ------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
      Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14.................   United States      800,000           148,000
                                                                                                                     ------------
      SOFTWARE & SERVICES 2.5%
      First Data Corp., senior note, 9.875%, 9/24/15..............................   United States    1,300,000           721,500
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13.............................................   United States      900,000           769,500
         senior sub. note, 10.25%, 8/15/15........................................   United States    1,900,000         1,311,000
                                                                                                                     ------------
                                                                                                                        2,802,000
                                                                                                                     ------------
      TECHNOLOGY HARDWARE & EQUIPMENT 1.4%
      Celestica Inc., senior sub. note, 7.625%, 7/01/13...........................      Canada          400,000           360,000
(d,f) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16....................      Canada        2,000,000           285,000
      Sanmina-SCI Corp.,
(d,j)    senior note, 144A, FRN, 4.746%, 6/15/14..................................   United States      700,000           336,000
         senior sub. note, 6.75%, 3/01/13.........................................   United States    1,100,000           445,500
         senior sub. note, 8.125%, 3/01/16........................................   United States      400,000           142,000
                                                                                                                     ------------
                                                                                                                        1,568,500
                                                                                                                     ------------
      TELECOMMUNICATION SERVICES 11.2%
      Crown Castle International Corp., senior note, 9.00%, 1/15/15...............   United States      800,000           784,000
  (d) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15......................      Jamaica       2,000,000         1,500,000
      Inmarsat Finance PLC, senior note, 10.375%, 11/15/12........................   United Kingdom   1,500,000         1,537,500
      Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16.........................      Bermuda         500,000           473,750
  (d) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%, 1/15/13.....      Bermuda       2,000,000         1,910,000
      MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14........................   United States    2,000,000         1,900,000


                             Semiannual Report | 15

Franklin Universal Trust

                                                                                                        PRINCIPAL
                                                                                         COUNTRY        AMOUNT(e)        VALUE
                                                                                     --------------  --------------  ------------
      CORPORATE BONDS (CONTINUED)
      TELECOMMUNICATION SERVICES (CONTINUED)
      Qwest Communications International Inc., senior note, 7.50%, 2/15/14........   United States    2,000,000      $  1,705,000
  (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15............        Italy       2,500,000         2,518,750
                                                                                                                     ------------
                                                                                                                       12,329,000
                                                                                                                     ------------
      TRANSPORTATION 1.1%
  (d) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14..........................   United Kingdom   1,500,000         1,162,500
                                                                                                                     ------------
      UTILITIES 8.9%
  (d) The AES Corp., senior note, 144A, 8.00%, 6/01/20............................   United States    1,500,000         1,252,500
      Aquila Inc., senior note, 11.875%, 7/01/12..................................   United States    1,300,000         1,372,436
      Dynegy Holdings Inc., senior note, 8.75%, 2/15/12...........................   United States    2,000,000         1,680,000
      Edison Mission Energy, senior note, 7.00%, 5/15/17..........................   United States    2,300,000         1,955,000
      NRG Energy Inc., senior note, 7.375%,
         2/01/16..................................................................   United States    1,800,000         1,665,000
         1/15/17..................................................................   United States      700,000           649,250
      Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%,
         11/01/15.................................................................   United States    2,500,000         1,275,000
                                                                                                                     ------------
                                                                                                                        9,849,186
                                                                                                                     ------------
      TOTAL CORPORATE BONDS (COST $159,960,122)...................................                                    109,249,227
                                                                                                                     ------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $215,559) 0.1%
      Eskom Holdings Ltd., 11.00%, 6/01/09........................................    South Africa      783,333 ZAR        77,804
                                                                                                                     ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $198,257,726)......................................................                                    147,231,998
                                                                                                                     ------------

                                                                                                         SHARES
                                                                                                     --------------
      SHORT TERM INVESTMENTS (COST $2,802,488) 2.5%
      MONEY MARKET FUNDS 2.5%
  (k) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.25%........   United States    2,802,488         2,802,488
                                                                                                                     ------------
      TOTAL INVESTMENTS (COST $201,060,214) 136.2%................................                                    150,034,486
      NOTES PAYABLE (38.1)%.......................................................                                    (42,000,000)
      OTHER ASSETS, LESS LIABILITIES 1.9%.........................................                                      2,113,423
                                                                                                                     ------------
      NET ASSETS 100.0%...........................................................                                   $110,147,909
                                                                                                                     ============


                             16 | Semiannual Report

Franklin Universal Trust

See Abbreviations on page 30.

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing for the twelve months ended February 28, 2009.

(c)  See Note 10 regarding restricted and illiquid securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the aggregate value of these securities was $18,461,891, representing 16.76% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  See Note 9 regarding defaulted securities.

(g)  See Note 11 regarding other considerations.

(h)  Security purchased on a delayed delivery basis. See Note 1(c).

(i)  Income may be received in additional securities and/or cash.

(j)  The coupon rate shown represents the rate at period end.

(k) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................   $198,257,726
      Cost - Sweep Money Fund (Note 8) ..........................      2,802,488
                                                                    ------------
      Total cost of investments .................................   $201,060,214
                                                                    ============
      Value - Unaffiliated issuers ..............................   $147,231,998
      Value - Sweep Money Fund (Note 8) .........................      2,802,488
                                                                    ------------
      Total value of investments ................................    150,034,486
   Receivables:
      Investment securities sold ................................          6,159
      Dividends and interest ....................................      3,537,297
   Note issuance costs (Note 3) .................................        248,365
                                                                    ------------
         Total assets ...........................................    153,826,307
                                                                    ------------
Liabilities:
   Payables:
      Investment securities purchased ...........................        482,330
      Affiliates ................................................         98,389
      Distributions to shareholders .............................        955,012
   Senior fixed rate Notes (Note 3) .............................     42,000,000
   Accrued expenses and other liabilities .......................        142,667
                                                                    ------------
         Total liabilities ......................................     43,678,398
                                                                    ------------
            Net assets, at value ................................   $110,147,909
                                                                    ============
Net assets consist of:
   Paid-in capital ..............................................   $235,784,083
   Undistributed net investment income ..........................      1,583,639
   Net unrealized appreciation (depreciation) ...................    (51,025,728)
   Accumulated net realized gain (loss) .........................    (76,194,085)
                                                                    ------------
            Net assets, at value ................................   $110,147,909
                                                                    ============
   Shares outstanding ...........................................     25,131,894
                                                                    ============
   Net asset value per share ....................................   $       4.38
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the six months ended February 28, 2009 (unaudited)

Investment income:
   Dividends:
      Unaffiliated issuers ......................................   $  1,060,373
      Sweep Money Fund (Note 8) .................................         26,291
   Interest .....................................................      7,019,110
                                                                    ------------
         Total investment income ................................      8,105,774
                                                                    ------------
Expenses:
   Management fees (Note 4a) ....................................        638,083
   Interest expense (Note 3) ....................................      1,439,454
   Transfer agent fees ..........................................         29,466
   Custodian fees (Note 5) ......................................          2,023
   Reports to shareholders ......................................         22,675
   Professional fees ............................................         59,246
   Trustees' fees and expenses ..................................         11,378
   Amortization of Note issuance costs (Note 3) .................        172,722
   Note prepayment fees (Note 3) ................................      1,701,222
   Other ........................................................         29,315
                                                                    ------------
         Total expenses .........................................      4,105,584
         Expense reductions (Note 5) ............................           (326)
                                                                    ------------
            Net expenses ........................................      4,105,258
                                                                    ------------
               Net investment income ............................      4,000,516
                                                                    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................     (7,954,117)
      Foreign currency transactions .............................           (991)
                                                                    ------------
               Net realized gain (loss) .........................     (7,955,108)
                                                                    ------------
   Net change in unrealized appreciation (depreciation)
      on investments ............................................    (55,010,434)
                                                                    ------------
Net realized and unrealized gain (loss) .........................    (62,965,542)
                                                                    ------------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $(58,965,026)
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS ENDED
                                                                    FEBRUARY 28, 2009      YEAR ENDED
                                                                       (UNAUDITED)      AUGUST 31, 2008
                                                                    -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................     $   4,000,516      $  12,245,801
      Net realized gain (loss) from investments and foreign
         currency transactions ..................................        (7,955,108)         3,145,826
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ..........       (55,010,434)       (15,591,142)
                                                                      -------------      -------------
            Net increase (decrease) in net assets resulting from
               operations .......................................       (58,965,026)          (199,515)
                                                                      -------------      -------------
   Distributions to shareholders from net investment income .....        (5,730,072)       (11,502,730)
   Capital share transactions from repurchase of shares
      (Note 2) ..................................................                --         (4,422,626)
                                                                      -------------      -------------
            Net increase (decrease) in net assets ...............       (64,695,098)       (16,124,871)
Net assets:
   Beginning of period ..........................................       174,843,007        190,967,878
                                                                      -------------      -------------
   End of period ................................................     $ 110,147,909      $ 174,843,007
                                                                      =============      =============
Undistributed net investment income included in net assets:
   End of period ................................................     $   1,583,639      $   3,313,195
                                                                      =============      =============

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the six months ended February 28, 2009 (unaudited)

Cash flow from operating activities:
   Dividends and interest received ..............................   $  8,379,040
   Operating expenses paid ......................................       (800,233)
   Interest expense paid ........................................     (1,439,454)
   Purchases of long-term investments ...........................    (15,033,237)
   Sales and maturities of long-term investments ................     28,876,759
   Net investments ..............................................     10,537,408
                                                                    ------------
      Cash provided - operating activities ......................     30,520,283
                                                                    ------------
Cash flow from financing activities:
   Prepayment of Notes ..........................................    (23,000,000)
   Note prepayment fees .........................................     (1,701,222)
   Payment of Note issuance costs ...............................       (108,989)
   Distributions to shareholders ................................     (5,730,072)
                                                                    ------------
      Cash used - financing activities ..........................     30,540,283
                                                                    ------------
Net increase (decrease) in cash .................................        (20,000)
Cash at beginning of period .....................................         20,000
                                                                    ------------
Cash at end of period ...........................................   $         --
                                                                    ============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES TO NET CASH PROVIDED BY OPERATING ACTIVITIES for the six months ended February 28, 2009 (unaudited)

Net increase (decrease) in net assets resulting from operating
   activities ...................................................   $(58,965,026)
   Adjustments to reconcile net increase (decrease) in net
      assets resulting from operating activities to net cash
      provided by operating activities:
      Amortization of Note issuance costs .......................        172,722
      Net amortization income ...................................       (256,698)
      Reinvested dividends from Sweep Money Fund ................        (26,291)
      Other investment transactions .............................        443,606
      Decrease in dividends and interest receivable .............        221,638
      Decrease in other liabilities .............................       (117,362)
      Decrease in cost of investments ...........................     32,336,038
      Decrease in unrealized appreciation on investments ........     55,010,434
      Note prepayment fees ......................................      1,701,222
                                                                    ------------
Net cash provided by operating activities .......................   $ 30,520,283
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             22 | Semiannual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             Semiannual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             24 | Semiannual Report

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 2009 and year ended August 31, 2008 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

In January 2006, the Fund's Board of Trustees authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 10% of the Fund's outstanding shares in open-market transactions through February 1, 2008. In December 2007, the Fund's Board of Trustees authorized, at the investment manager's discretion, the repurchase of an additional 10% of the Fund's outstanding shares in open-market transactions. This authorization remains in effect.

                                                           PERIOD ENDED           YEAR ENDED
                                                         FEBRUARY 28, 2009      AUGUST 31, 2008
                                                         -----------------   --------------------
                                                          SHARES   AMOUNT     SHARES     AMOUNT
                                                          ------   ------    -------   ----------
Shares repurchased ...................................      --       --      648,100   $4,422,626
Weighted average discount of market price to net asset
   value of shares repurchased .......................               --                     11.34%

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. The Fund may prepay the Notes at par at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Note Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The issuance costs of $421,087 initially incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

For the period ended February 28, 2009, the Fund incurred realized and unrealized losses related to the broader market downturn. As a result of these losses, the Fund no longer met certain asset coverage requirements contained in the Notes agreement, which are consistent with the 300% asset coverage requirements under the 1940 Act. On October 14, 2008, the Fund made an early partial repayment of $8,000,000 of the Notes, together with a make whole premium of $951,222. Upon this early repayment, the asset coverage requirement under the Notes was met. On October 27, 2008, the Fund made another partial repayment of $10,000,000 of the Notes, together with an additional make whole premium of $500,000. An additional repayment of $5,000,000 of the Notes, together with a make whole premium of $250,000 was made on October 30, 2008. Upon completion of these early repayments, the balance of the Notes was


                             Semiannual Report | 25

Franklin Universal Trust

3. SENIOR FIXED RATE NOTES (CONTINUED)

reduced to $42,000,000. In connection with the early Notes repayments, the Fund expensed $145,034 of previously incurred Note issuance costs.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2009................................   $   328,908
   2010................................     6,827,086
   2011................................    34,372,527
   2012................................    18,676,213
   2013................................     3,246,257
   2014................................     4,662,560
                                          -----------
                                          $68,113,551
                                          ===========


                             26 | Semiannual Report

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2008, the Fund deferred realized currency losses of $125,426.

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $201,486,626
                                                ============
Unrealized appreciation .....................   $  9,024,415
Unrealized depreciation .....................    (60,476,555)
                                                ------------
Net unrealized appreciation (depreciation) ..   $(51,452,140)
                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income, payments-in-kind, bond discounts and premiums and Note issuance costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $15,515,567 and $28,646,919, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 72.88% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2009, the aggregate value of these securities was $673,216, representing 0.45% of the Fund's portfolio. The Fund discontinues accruing income on securities for


                             Semiannual Report | 27

Franklin Universal Trust

9. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                       ACQUISITION
     SHARES         ISSUER                                                  DATE        COST      VALUE
-----------------   ------                                              -----------   --------   ------
     721,603        Atherton Franchise Capital, 13.073%, 12/01/08 ...     4/28/94     $721,603   $7,216
     181,875        VS Holdings Inc. ................................     12/06/01     181,875       --
                                                                                                 ------
                    TOTAL RESTRICTED SECURITIES (0.01% of Net Assets)                            $7,216
                                                                                                 ======

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.


                             28 | Semiannual Report

Franklin Universal Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                 LEVEL 1        LEVEL 2      LEVEL 3        TOTAL
                               -----------   ------------   ---------   ------------
ASSETS:
   Investments in Securities   $40,604,284   $109,422,986     $7,216    $150,034,486
LIABILITIES:
   Senior Fixed Rate Notes              --     42,000,000         --      42,000,000

At February 28, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                              INVESTMENTS
                                                             IN SECURITIES
                                                             -------------
Beginning Balance - September 1, 2008 ....................    $     7,611
   Net realized gain (loss) ..............................     (3,384,733)
   Net change in unrealized appreciation (depreciation) ..      3,388,384
   Net purchases (sales) .................................         (4,046)
   Transfers in and/or out of Level 3 ....................             --
                                                              -----------
Ending Balance ...........................................    $     7,216
                                                              ===========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $        --
                                                              ===========


                             Semiannual Report | 29

Franklin Universal Trust

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

ZAR - South African Rand

SELECTED PORTFOLIO

ADR - American Depository Receipt
FRN - Floating Rate Note
PIK - Payment-in-kind


                             30 | Semiannual Report

Franklin Universal Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             Semiannual Report | 31

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the Fund as part of its cash management. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end high current yield funds as selected by Lipper during 2008, as well as the previous 10 years ended December 31, 2008. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be the lowest in such performance universe for the one-year period and on an annualized basis for each of the previous three-, five- and 10-year periods, as well. In discussing such performance, management pointed out the Fund's mandate to invest between 20 and 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which included pure high yield funds, and that its relative income performance within such universe reflected such difference. The Board believed such explanation was reasonable and noted that the Fund's income return exceeded 6% in 2008 and on an annualized basis also exceeded 6% for the previous three- and five-year


                             32 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

periods and exceeded 8% for the previous 10-year period as shown by the Lipper report. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within its performance universe experienced losses on a total return basis during 2008. On a comparative basis, the Fund's Lipper report showed the Fund's total return to be in the second-highest quintile of its performance universe in 2008 and the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and seven other leveraged closed-end high current yield funds as selected by Lipper. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of investment management fees and showed the Fund's contractual management fee rate to be the second least expensive in its Lipper expense group and its actual total expenses to also be the second least expensive in such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the manager's own


                             Semiannual Report | 33

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

cost accounting, such allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational costs savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             34 | Semiannual Report

Franklin Universal Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2008. Additionally, the Fund expects to file, on or about April 30, 2009, such certifications with its Form N-CSRS for the six months ended February 28, 2009.


                             Semiannual Report | 35

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

                                                        One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                San Mateo, CA 94403-1906

SEMIANNUAL REPORT
FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT
PNC Global Investment Services
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT S2009 04/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/LAURA F. FERGERSON
  --------------------------------
    Laura F. Fergerson
    Chief Executive Officer - Finance
    and Administration
Date:  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  --------------------------------
    Laura F. Fergerson
    Chief Executive Officer - Finance
    and Administration
Date:  April 27, 2009

By /s/GASTON GARDEY
 ----------------------------------
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date:  April 27, 2009